As Filed with the Securities and Exchange Commission on April 17, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 17, 2007

Date of Report (Date of Earliest Event Reported)

Capital Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-51114	62-1848668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1820 West End Avenue Nashville, TN	37203
(Address of principal executive offices)	(Zip Code)

615-327-9000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02 and ITEM 8.01 Results	of Operation and Financial Condition; Other Events

Capital Bancorp. Inc. issued a press release on April 17, 2007 announcing quarterly and year-to-date earnings. Capital Bancorp, Inc., hereby incorporates by reference into Items 2.02 and 8.01 the information set forth in its press release, dated April 17, 2007, a copy of which is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, except to the extent required by law.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits:

99.1	Press Release of Capital Bancorp, Inc. dated April 17, 2007

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL BANCORP, INC.

Date: April 17, 2007	By:	/s/ R. Rick Hart
R. Rick Hart, Chairman, President and CEO